Deferred consideration	12 Months Ended
Dec. 31, 2024
Contingent Consideration [Abstract]
Deferred consideration
24. Deferred consideration
On April 30, 2021, KNL completed the acquisition of all shares of Kabanga Holdings Limited from Barrick International (Barbados) Corporation and Glencore and all shares of Romanex International Limited from Glencore and Sutton for a total consideration of $14 million, to acquire the physical assets and all historical intellectual property related to the Kabanga Nickel Project. The intellectual property relates to a significant amount of data and exploration and study expenses that earlier owners invested into the Kabanga Nickel Project.
Of the $14 million, $8 million was paid by KNL to the previous owners before completion of the acquisition, with the remaining $6 million due to the sellers in stage payments as below:
•The first tranche amounting to $2 million: payable at the earlier of completion of feasibility study and 3rd anniversary of the contract from date of signing.
•The second tranche amounting to $4 million: payable at the earlier of the completion of feasibility study or the 5th anniversary of the contract from date of signing.
On December 15, 2022, KNL made the first tranche payment amounting to $2 million. The remaining $4 million was paid on December 9, 2024, in accordance with the terms of the acquisition.
Interest accretion on the deferred consideration was based on Lifezone’s incremental borrowing rate of 8.85%.
The carrying amounts for the reporting periods can be analyzed as follows:

Gross carrying amount	$

As at January 1, 2023	3,689,755
Remeasurement gain	(156,047)
Accretion of interest	159,904
As at December 31, 2023	3,693,612
Remeasurement gain	-
Repayment	(4,000,000)
Accretion of interest	306,388
As at December 31, 2024	-